Exhibit 31.3

CERTIFICATION PURSUANT TO RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas G. Dundon, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Santander Consumer USA Holdings Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Thomas G. Dundon
Name: Thomas G. Dundon
Title: Chairman and Chief Executive Officer
Date: April 29, 2015